Exhibit 10.1

Execution Version

OMNIBUS JOINDER AGREEMENT

This OMNIBUS JOINDER AGREEMENT (this “Agreement”), dated as of March 21, 2019, is entered into among ARCHROCK GP LLC, a Delaware limited liability company (“AG”), ARCHROCK PARTNERS CORP., a Delaware corporation (“AP”), ARCHROCK GENERAL PARTNER, L.P., a Delaware limited partnership (“AGP”, and together with AG and AP, collectively, the “New Subsidiaries”, and each individually, a “New Subsidiary”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of March 30, 2017 (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”) among Archrock Partners Operating LLC and Archrock Services, L.P., as Borrowers, Archrock Inc., as Parent, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Each New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1.                                      Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, each New Subsidiary, subject to the limitations set forth in Sections 10.09 and 10.12 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), such New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Each of the New Subsidiaries represents and warrants that the supplements to the Schedules to the Credit Agreement attached hereto as Exhibit A are true and correct in all respects and such supplements set forth all information required to be scheduled under the Credit Agreement.

2.                                      Each New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

3.                                      The address of each New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

9807 Katy Freeway, Suite 100
Houston, Texas 77024
Attention:  Treasury Department
Facsimile No:  (281) 836-8949

With a copy to:

General Counsel
Facsimile No:  (281) 836-8953

4.                                      Each New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by such New Subsidiary upon the execution of this Agreement by such New Subsidiary.

5.                                      This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

6.                                      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

[Signature pages follow]

IN WITNESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by its respective authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

ARCHROCK GP LLC

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

ARCHROCK PARTNERS CORP.

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

ARCHROCK GENERAL PARTNER, L.P.

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO OMNIBUS JOINDER AGREEMENT — ARCHROCK]

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Officer

[SIGNATURE PAGE TO OMNIBUS JOINDER AGREEMENT — ARCHROCK]